Contract liabilities	12 Months Ended
Dec. 31, 2022
Contract liabilities [abstract]
Contract liabilities	Contract liabilities
A contract liability has to be recognized, when the customer already provided the consideration or part of the consideration, before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided), resulting from the “contract”.
Development of contract liabilities is presented in the table below:

€ in thousand	2022	2021
BALANCE AS AT JANUARY 1	128,758	89,636
Revenue recognition	(130,678)	(89,364)
Exchange rate differences	498	7
Addition	10,833	128,479
BALANCE AS AT DECEMBER 31	9,411	128,758
Less non-current portion	—	(4,741)
CURRENT PORTION	9,411	124,017
In 2022, revenue recognized in the amount of €116.8 million related to the APA with the European Commission (see Note 5.1), €2.3 million related to the APA with the Kingdom of Bahrain, €2.0 million related to the agreement with Instituto Butantan and €5.9 million related to the Collaboration and License Agreement with Pfizer.
In 2022, additions (amounts received for future performance obligations) amounting to €4.2 million related to the Collaboration and License Agreement with Pfizer, €2.0 million related to Instituto Butantan, and €3.8 million related to the APA with the Kingdom of Bahrain.
With regards to additions in 2021, €116.9 million were related to the APA with the European Commission to supply up to 60 million doses of VLA2001, €3.8 million were related to the APA with the Kingdom of Bahrain, and €4.7 million were related to a payment received from the DoD for IXIARO. Of the changes to the position because of revenue recognized in 2021, €87.0 million related to the UK Supply Agreement (see Note 5.1).